Exhibit 99.1

PRESS RELEASE	II-VI Incorporated
375 Saxonburg Boulevard
Saxonburg, PA 16056

II-VI Incorporated Provides Detail on

Proposed Equity Investment from Bain Capital

PITTSBURGH, March 16, 2021 (GLOBE NEWSWIRE) – II-VI Incorporated (Nasdaq: IIVI), a global leader in engineered materials and optoelectronic components, today provided additional information on the terms of Bain Capital’s proposed equity investment in the Company.

Under the terms of the proposed investment, the Company will enter into an investment agreement with funds affiliated with Bain Capital (the “Investor” and the agreement, the “Investment Agreement”), pursuant to which the Investor will purchase:

•	75,000 shares of new Series B-1 Convertible Preferred Stock of the Company (“Series B-1 Convertible Preferred Stock”), for an aggregate purchase price of $750,000,000;

•

an additional 75,000 shares of new Series B-2 Convertible Preferred Stock of the Company (“Series B-2 Convertible Preferred Stock”), for an aggregate purchase price of $750,000,000 upon the potential closing of the Company’s previously disclosed proposal to acquire Coherent, Inc. (Nasdaq: COHR); and

•

if elected by the Company and agreed by the Investor, up to an additional 50,000 shares of new Series B-3 Convertible Preferred Stock of the Company (“Series B-3 Convertible Preferred Stock”) for an aggregate purchase price of $500,000,000 (assuming 50,000 shares are elected), at the time the Investor purchases the Series B-2 Convertible Preferred Stock. The Series B-1 Convertible Preferred Stock, the Series B-2 Convertible Preferred Stock, and the Series B-3 Convertible Preferred Stock are referred to collectively as the “Series B Convertible Preferred Stock.”

Assuming the merger with Coherent is completed, the Investor’s shares of Series B Convertible Preferred Stock are expected to have a weighted average initial conversion price of $93.58 per share of II-VI common stock. The initial conversion price per share of II-VI common stock is expected to be (i) $85.00, for the Series B-1 Convertible Preferred Stock; (ii) $104.09, for the Series B-2 Convertible Preferred Stock; and (iii) $93.58, for the Series B-3 Convertible Preferred Stock. The conversion prices will be subject to customary adjustment for certain events relating to the capital stock of the Company. The Investor will be obligated to purchase the Series B-1 Convertible Preferred Stock regardless of whether the Company completes the acquisition of Coherent.

T. 724.352.4455 | ii-vi.com	1

PRESS RELEASE	II-VI Incorporated
375 Saxonburg Boulevard
Saxonburg, PA 16056

The Series B Convertible Preferred Stock will be entitled to dividends at 5.00% per annum. Until the fourth anniversary of the applicable issuance date, dividends will be payable solely in-kind and capitalized to the principal value. After the fourth anniversary of the applicable issuance, dividends will be payable at the Company’s option, in cash, in-kind or as a combination of both.

The Series B Convertible Preferred Stock may be converted, in whole or in part, at the option of the holder into the Company’s common stock based on the applicable conversion price, at any time. Following the third anniversary of issuance, the Company may require conversion of all shares of a series of Series B Convertible Preferred Stock if the volume-weighted average price of the Company’s common stock exceeds 150% of the applicable conversion price for 20 trading days out of any 30 consecutive trading day period.

The shares of Series B-1 Convertible Preferred Stock will initially be nonvoting. Following the expiration of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the Series B Convertible Preferred Stock will generally vote together with the Company’s common stock, on an as-converted basis.

Upon the issuance of the Series B-1 Convertible Preferred Stock, Bain will have the right to designate one director and one observer to the Company’s Board of Directors. Bain has indicated that the initial board member is expected to be Steve Pagliuca, Co-Chairman of Bain Capital. Bain has also agreed generally not to dispose of any of its shares of Series B Convertible Preferred Stock for one year following issuance thereof and will have customary registration rights in connection with its investment.

A presentation further discussing Bain Capital’s proposed equity investment can be viewed on the Company’s website at www.ii-vi.com/investor-relations.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

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PRESS RELEASE	II-VI Incorporated
375 Saxonburg Boulevard
Saxonburg, PA 16056

Forward-looking Statements

This communication contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to II-VI’s performance on a going-forward basis. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made in this release have a reasonable basis, but there can be no assurance that the expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. Factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the outcome of any discussions between the Company and Coherent with respect to a possible transaction, including the possibility that the parties will not enter into a definitive agreement for a transaction and that the proposed Equity Investment will not be consummated; (iii) the conditions to the completion of any transaction with Coherent and with Bain, including the receipt of any required stockholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the Company’s ability to finance the proposed transaction with Coherent, the substantial indebtedness the Company expects to incur in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the possible transaction; (viii) the risk that disruption from a transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the transaction; (x) the ability of the Company to retain and hire key employees; (xi) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future

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PRESS RELEASE	II-VI Incorporated
375 Saxonburg Boulevard
Saxonburg, PA 16056

filings of the Company; (xii) the purchasing patterns of customers and end-users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to integrate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs and uncertainties associated with such acquisitions and integration efforts; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which the Company and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that II-VI has made for a business combination transaction with Coherent. In furtherance of this proposal and subject to future developments, II-VI (and, if a negotiated transaction is agreed to, Coherent) may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document II-VI and/or Coherent may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY

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PRESS RELEASE	II-VI Incorporated
375 Saxonburg Boulevard
Saxonburg, PA 16056

WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of II-VI and/or Coherent, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by II-VI through the web site maintained by the SEC at www.sec.gov, and by visiting II-VI’s investor relations site at https://ii-vi.com/investor-relations/.

Participants in the Solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, II-VI and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about II-VI’s executive officers and directors in II-VI’s proxy statement for its 2020 annual meeting, which was filed with the SEC on September 29, 2020 and in II-VI’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 26, 2020. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available.

CONTACTS:

Investors

Mary Jane Raymond

Chief Financial Officer

investor.relations@ii-vi.com

www.ii-vi.com/contact-us

Media

Sard Verbinnen & Co

George Sard/Jared Levy/David Isaacs

II-VI-SVC@sardverb.com

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